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                                                                     EXHIBIT 3.2

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

NUMBER                                                                    SHARES
------                                                                    ------
P    0

                          MEADOWS PRESERVATION, INC.
                   TOTAL AUTHORIZED ISSUE OF PREFERRED STOCK
                         400 SHARES WITHOUT PAR VALUE
                                PREFERRED STOCK


THIS IS TO CERTIFY THAT ___________________________________________ IS THE OWNER

OF _____________________________________________________________________________
            FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK OF
                          MEADOWS PRESERVATION, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED



__________________________________            __________________________________
                         SECRETARY                                     PRESIDENT

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     NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM   - as tenants in common    UNIF GIFT MIN ACT-......  Custodian.......
                                                        (Cust)           (Minor)

  TEN ENT   - as tenants by the
              entireties              under Uniform Gifts to Minors
                                      Act...........................
                                                 (State)

  JT TEN    - as joint tenants with
              right of survivorship
              and not as tenants in
              common
              Additional abbreviations may also be used though not in the above list.

For value received _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

________________________________________________________________________________

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

       Dated ___________________________   19_______
                    In presence of
                                               _________________________________
________________________________________

     EACH HOLDER OF COMMON STOCK SHALL HAVE ONE VOTE ON EACH MATTER SUBMITTED TO A VOTE OF STOCKHOLDERS FOR EACH SHARE OF COMMON STOCK OWNED. EACH HOLDER OF PREFERRED STOCK SHALL HAVE ONE-FORTIETH OF A VOTE ON EACH MATTER SUBMITTED TO A VOTE OF STOCKHOLDERS FOR EACH SHARE OF PREFERRED STOCK OWNED. HOLDERS OF COMMON STOCK SHALL HAVE THE EXCLUSIVE RIGHT TO RECEIVE ALL CASH DIVIDENDS AND DISTRIBUTIONS DECLARED BY THE BOARD OF DIRECTORS OF MEADOWS PRESERVATION, INC. (THE "COMPANY"), EXCEPT THAT UPON LIQUIDATION OF THE COMPANY, PREFERRED STOCKHOLDERS SHALL HAVE A ONE-TIME PRIORITY RIGHT TO RECEIVE $25 FOR EACH SHARE OF PREFERRED STOCK OWNED. EXCEPT FOR SUCH RIGHT TO RECEIVE $25 PER SHARE IN LIQUIDATION, HOLDERS OF PREFERRED STOCK SHALL HAVE NO RIGHT TO RECEIVE ANY DIVIDENDS OR OTHER DISTRIBUTIONS FROM THE COMPANY OR TO OTHERWISE PARTICIPATE IN ANY WAY IN THE EARNINGS AND PROFITS OF THE COMPANY.

     THE SHARE OF PREFERRED STOCK EVIDENCED BY THIS CERTIFICATE MAY NOT BE PLEDGED OR HYPOTHECATED AND MAY NOT BE TRANSFERRED TO, OR OWNED BY, ANY PERSON OTHER THAN THE COMPANY, AN OWNER OF A MOBILE OR MANUFACTURED HOME WHO LEASES A LOT LOCATED IN THE MEADOWS MOBILE HOME PARK, OR THE ESTATE OF SUCH OWNER SO LONG AS SUCH ESTATE OWNS A MOBILE OR MANUFACTURED HOME AND LEASES A LOT LOCATED IN THE MEADOWS MOBILE HOME PARK. SUCH TRANSFER SHALL OCCUR ONLY IN ACCORDANCE WITH THE TERMS OF THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS.